Equity Investees (Schedule of Balance Sheet Information for Equity Investees) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Assets
Current assets	$ 34,005	$ 34,381
Fixed assets, net	346,864	362,214
Other assets	15,469	14,927
Total assets	396,338	411,522
Liabilities and equity
Current liabilities	18,897	23,289
Other liabilities	250,742	249,610
Equity	126,699	138,623
Total liabilities and equity	$ 396,338	$ 411,522